UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 28, 2018

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Avenue, Suite 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	501-205-8508

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Effective February 28, 2018, Inuvo, Inc. and Colonial Stock Transfer Company, Inc., a Rights Agent, entered into Amendment No. 2 to the Rights Agreement dated February 14, 2008, as amended (the “Rights Agreement”) to extend the expiration date of the Rights Agreement and the rights contained therein until March 1, 2020.

The foregoing summary of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to (i) the Rights Agreement which was filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on February 19, 2008, and is incorporated herein by reference by Exhibit 4.2, (ii) Amendment No. 1 to the Rights Agreement dated as of August 31, 2011, which was filed as Exhibit 10.23 to the Current Report on Form 8-K filed with the SEC on October 17, 2011 and is incorporated herein by reference by Exhibit 4.3, and (iii) Amendment No. 2 to the Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2018 we entered into Amendment No. 14 to the Yahoo Publisher Network Contract pursuant to which the term of the original agreement was extended from May 31, 2018 to August 31, 2018, with automatic one-year renewals unless either party given written notice of non-renewal at least 90 days before the end of the then current term. The summary of Amendment No. 14 to the Yahoo Publisher Network Contract does not purport to be complete and is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 10.1 to this report.

On February 28, 2018 the Nominating, Corporate Governance and Compensation Committee of our Board of Directors adopted the 2018 Senior Management Incentive. The program established a cash incentive pool of which may be awarded to our senior management based our achieving certain revenue and adjusted EBITDA levels as determined by our 2018 financial results, subject to their continued employment with our company. The percentage of pool participation by each of our individual executive officers, including Mr. Richard Howe, our Chief Executive Officer, is fixed by the program.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

4.1	Amendment No. 2 to the Rights Agreement dated as of February 28, 2018 by and between Inuvo, Inc. and Colonial Stock Transfer Company, Inc. *
4.2	Rights Agreement dated as of February 28, 2018 by and between Inuvo, Inc. and Colonial Stock Transfer Company, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K).
4.3	Amendment No. 1 to the Rights Agreement dated as of August 31, 2011 (incorporated by reference to Exhibit 10.23 to the Current Report on Form 8-K filed with the SEC on October 17, 2011).
10.1	Amendment No. 14 dated February 28, 2018 to the Yahoo Publisher Network Contract*
*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: March 6, 2018	By: /s/ John B. Pisaris
John B. Pisaris, General Counsel

Index of Exhibits

Exhibit No.	Description

4.1	Amendment No. 2 to the Rights Agreement dated as of February 28, 2018 by and between Inuvo, Inc. and Colonial Stock Transfer Company, Inc.
10.1	Amendment No. 14 dated February 28, 2018 to the Yahoo Publisher Network Contract. *

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